SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2001


                               Riddell Sports Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

Delaware                              0-19298             22-2890400
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(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)          Identification Number)

      1450 Broadway, Suite 2001, New York, NY             10018
      ---------------------------------------             -----
      (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (212) 921-8101

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

     On April 27, 2000, Riddell Sports Inc. (the "Company") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Riddell Acquisition Sub, Inc. (the "Buyer"), a Delaware corporation and an acquisition affiliate of Lincolnshire Management, Inc., a New York based private-equity fund. Pursuant to the Stock Purchase Agreement, the Buyer has agreed to purchase all of the capital stock of each of the wholly-owned subsidiaries of the Company comprising the Riddell Group Division (specifically, Riddell, Inc., All American Sports Corporation, Ridmark Corporation, RHC Licensing Corporation, MacMark Corporation, Proacq Corp. and Equilink Licensing Corporation) and certain additional assets of the Company and its affiliates for an aggregate purchase price of $61,000,000, plus the approximate amount of short-term debt incurred by the Riddell Group Division between January 1, 2001 and closing. The Riddell Group Division includes: (i) all of the Company's Team Sports business, except Umbro branded team soccer products, (ii) the Company's licensing segment, which allows third-parties to market certain products using the Riddell and MacGregor trademarks to third parties and (iii) the Company's retail segment, which markets a line of sports collectibles and athletic equipment to retailers in the United States and to a limited extent internationally. The consummation of the transaction contemplated by the Stock Purchase Agreement is subject to several conditions including, among others, the consummation of certain financings by the Buyer, the obtaining of required consents or agreements from third parties, the expiration or termination of the waiting period under the Hart-Scott-Rodino laws and the absence of material adverse changes to the business of the Riddell Group Division.

     A copy of the press release issued by the Company with respect to the foregoing transaction is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

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ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

99.1     Press release issued by the Company on April 30, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RIDDELL SPORTS INC.
                                         (Registrant)


Date:    May 1, 2001                     By: /s/  David Groelinger
                                             ----------------------------------
                                             Name: David Groelinger
                                             Title: Executive Vice President and
                                             Assistant Secretary

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                                INDEX TO EXHIBITS


Exhibit No.                                                             Page No.
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99.1     Press release issued by the Company on April 30, 2001.